Exhibit 99.1

XsunX Leverages Construction Expertise to Drive Sales Results

Improved pricing results in early sales success as the Company targets solar carport market

Aliso Viejo, CA – May 20, 2015 – XsunX, Inc. (OTC: XSNX), a leading solar power solutions provider, commented today on the rapid growth in customer interest resulting from the Company’s recent strategic expansion of operations to include direct design and construction of solar carport systems. This has allowed the Company to significantly reduce costs, and offer a more rapid Return on Investment (ROI) for customers who purchase the Company’s solar power systems.

With over 1.3MW in pending solar carport proposals already under customer review, XsunX secured its first carport design/build agreement for a 160kW system in Anaheim California. The Company is optimistic in its belief that this sale, now in the financing stage, is a strong indicator of customer interest for future agreements, specifically for businesses and organizations seeking to implement cost efficient solar power carports.

Leveraging the executive leadership’s background and expertise in construction operational efficiencies and materials procurement, the Company recently developed direct sourcing relationships for the materials and engineering of commercial solar carport assemblies. Taking direct control of the components and assembly processes for solar carports has reduced the Company’s costs by as much as 40%, allowing XsunX to offer exceptional pricing without sacrificing margins.

The solar carport market has been a frequent topic for discussion in how to best drive down solar costs. Green Tech Media recently stated that expectations are that “the market will surpass 200 megawatts in 2015 on its way to achieving more than 300 megawatts of added installations in 2017.”

“Blending our construction experience with top-tier solar know-how has strengthened our position as a leading solar power provider in the Southern California region,” said Tom Djokovich, CEO of XsunX, Inc. “Our goal was to significantly reduce costs, empower our sales group with a competitive pricing edge, and attract customers without simply sacrificing margins. The best way to compete and gain market share in the commercial solar space is to offer the best overall ROI for your product. We believe, and the early results indicate, that we are on the right track.”

About XsunX

XsunX provides solar energy solutions that deliver significant bottom-line financial benefits to businesses. We specialize in the sale, design, and installation of commercial solar power systems. The company has developed a highly skilled team of qualified engineering and specialty contractors with extensive commercial solar experience necessary to service the diverse conditions that can be encountered in commercial buildings. We couple this superior design and delivery capability with factory direct pricing and zero down financing options to provide exceptional solar power investment opportunities for our customers.

For more information, please visit the Company’s website at www.xsunx.com, or to learn more about the benefits of solar energy for your business schedule a free PV project assessment.

Safe Harbor Statement

Matters discussed in this release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein, are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Company Contact:

Tom Djokovich, President and CEO
949-330-8060
info@xsunx.com